UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia WA		98501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Heritage Financial Corporation is filing this Amendment No. 1 to its current report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2011 (the “Original Form 8-K”) to correct the dividend record and payable dates reported in Item 8.01 of the Original Form 8-K. Specifically, the dividend record date was changed from November 23, 2011 to November 10, 2011 and the dividend payment date was changed from November 10, 2011 to November 23, 2011. This Amendment No. 1 does not otherwise modify or update any other information contained in the Original Form 8-K, including Exhibit 99.1 filed thereto.

ITEM 8.01 – OTHER EVENTS

On October 28, 2011, Heritage Financial Corporation (“Heritage”) issued a press release announcing a quarterly cash dividend of $0.05. The dividend will be paid on November 23, 2011, to shareholders of record at the close of business on November 10, 2011. A copy of the release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

By:	/S/ BRIAN L. VANCE
Brian L. Vance President and Chief Executive Officer

Dated: November 1, 2011